UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 16, 2009


                                AVRO ENERGY, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                       333-141686               20-8387017
(State or Other Jurisdiction        (Commission File        (I.R.S. Employer
     of Incorporation)                   Number)          Identification Number)

                                  9 Church Lane
                              West Sussex, England
                                     RH103PT
                     Address of principal executive offices:

                         Telephone: 011-44-77-68-511-988

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 16, 2009, Avro Energy, Inc. entered into an extension agreement for its previously announced acquisition of four oil and gas leases in Caddo Parish, Louisiana, from a private oil and gas operator. The first three leases are the Muslow A, B, and C Leases, which in total comprise of 8 wells and equipment. The fourth lease is the Caddo Levee Board Lease, comprising of 13 wells and equipment. The Company was granted the extension to obtain a title opinion prior to making the first payment.

Under the terms of the extension agreement, the Company will pay the operator $70,000, of which $35,000 is payable on or before November 20, 2009, and $35,000 on or before December 20, 2009.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 10.2: Extension Agreement setting forth the terms of agreement between purchaser and seller.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AVRO ENERGY INC.


Date: October 19, 2009                       By: /s/ Donny Fitzgerald
                                                 -------------------------------
                                                 Donny Fitzgerald

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